UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 5, 2004

COVANTA ENERGY CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-3122	13-5549268

(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of	File Number)	Identification No.)
Incorporation)

40 Lane Road
Fairfield, New Jersey	07004

(Address of principal executive offices)	(Zip Code)

(973) 882-9000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Danielson Holding Corp. Equity Award Plan for Employees and Officers
Form of Danielson Holding Corp. Restricted Stock Award Agreement
Form of Danielson Holding Corp. Stock Option Agreement
Employment Agreement - Anthony J. Orlando
Employment Agreement - Craig D. Abolt
Employment Agreement - Timothy J. Simpson
Employment Agreement - John Klett
Employment Agreement - Scott Whitney
Employment Agreement - Seth Myones

Item 1.01. Entry into a Material Definitive Agreement.

     On October 5, 2004, the stockholders of Danielson Holding Corporation (“Danielson”), and the parent of Covanta Energy Corporation (the “Company”), at Danielson’s 2004 Annual Meeting of Stockholders approved the Danielson Holding Corporation Equity Award Plan for Employees and Officers (“Employees Plan”). Executive officers of the Company received or will receive grants and awards under the Employees Plan. In addition, on the same date, six executive officers of the Company each entered into an employment agreement, a restricted stock agreement, and an option agreement with the Company and/or Danielson, as the case may be.

Plan Principal Features of the Employees Plan

     A summary description of the Employees Plan is set forth in the section entitled “Approval of the Equity Award Plan for Employees and Officers – Plan Principal Features” contained in the Danielson’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on September 7, 2004, and is incorporated by reference herein. This summary contained therein and incorporated by reference herein is qualified by the terms of the Employees Plan, a copy of which is attached to this Report on Form 8-K as Exhibit 10.1.

Restricted Stock Award Agreement and Stock Option Agreement

     Copies of Danielson’s form of Restricted Stock Award Agreement (“Restricted Stock Agreement”) and form of Stock Option Agreement (“Option Agreement”) that implement the terms of the Plans are attached hereto as Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

Employment Agreements

     In addition, reflecting the successful integration of the Company with Danielson, in order to further enhance the long-term stability of the Company’s management team and culminating discussions that began prior to the acquisition of the Company by Danielson, six members of the senior management team of the Company entered into employment arrangements with the Company, following the approval by the Danielson stockholders of the Employees Plan at the Danielson annual meeting of stockholders. Accordingly, on October 5, 2004, Anthony J. Orlando, Craig D. Abolt, Timothy J. Simpson, John M. Klett, Scott Whitney and Seth Myones, all executive officers of the Company, each entered into an employment agreement, a Restricted Stock Agreement, and an Option Agreement with the Company and/or Danielson, as described in Item 5.02 of this Current Report on Form 8-K, and such description is incorporated by reference herein.

Item 5.02. Departure of Directors or Principal Executive Officers; Election of Directors; Appointment of Principal Officers.

Mr. Orlando’s Employment Agreement

     Mr. Orlando, 45, the Company’s President and Chief Executive Officer, has also been named Danielson’s President and Chief Executive Officer, succeeding Jeffrey R. Horowitz, who had been serving as Danielson’s interim President and Chief Executive Officer until his termination pursuant to the appointment of his successor, effective October 5, 2004. Mr. Orlando shall serve in each position until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Orlando has not engaged in any reportable transactions with the Company or Danielson (or any of its subsidiaries) during Danielson’s last fiscal year, and he is not a party to any currently proposed transactions with the Company or Danielson. Mr. Orlando does not have any family relationship with any other executive officer or director of the Company or Danielson.

     The Company and Danielson entered into a five year employment agreement with Mr. Orlando, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Orlando is entitled to a base salary of $400,000 per year and an annual target bonus of 80% of his base salary, depending upon the Company’s achievement of certain financial targets and other criteria approved by the Board of Directors of Danielson. Mr. Orlando is also entitled to receive a grant of 49,656 shares of restricted stock, valued at $360,000, and options to purchase 200,000 shares of Danielson’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Orlando is employed by the Company and Danielson, and 50% vesting in accordance with the Company’s achievement of certain operating cash flow or other performance-based metrics of the Company as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Orlando’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Orlando is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 36 months if such termination occurs in the first three years of his employment contract, or (ii) 24 months if such termination occurs in the last two years of his employment contract. Upon termination other than for “cause,” Mr. Orlando shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of Danielson and/or the Company. The summary set forth above is qualified by reference to Mr. Orlando’s employment agreement, a copy of which is attached hereto as Exhibit 10.4 and incorporated by reference herein.

     Mr. Orlando has served as the President and Chief Executive Officer of the Company since November 2003. From March 2003 to November 2003, he served as Senior Vice President, Business and Financial Management of the Company. From January 2001 until March 2003, Mr. Orlando served as the Company’s Senior Vice President, Waste to Energy.

Previously he served as Executive Vice President of Covanta Energy Group, Inc., a subsidiary of the Company (“CEG”). Mr. Orlando joined the Company in 1987.

Mr. Abolt’s Employment Agreement

     Mr. Abolt, 43, the Company’s Senior Vice President and Chief Financial Officer, has also been named as the Senior Vice President and Chief Financial Officer of Danielson, succeeding Philip G. Tinkler. Mr. Abolt shall serve in each position until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Abolt has not engaged in any reportable transactions with the Company or Danielson (or any of its subsidiaries) during Danielson’s last fiscal year, and he is not a party to any currently proposed transactions with the Company or Danielson. Mr. Abolt does not have any family relationship with any other executive officer or director of the Company or Danielson.

     The Company and Danielson entered into a five year employment agreement with Mr. Abolt, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Abolt is entitled to a base salary of $325,000 per year and an annual target bonus of 55% of his base salary, depending upon the Company’s achievement of certain financial targets and other criteria approved by the Board of Directors of Danielson. Mr. Abolt is also entitled to receive a grant of 20,690 shares of restricted stock, valued at $150,000, and options to purchase 85,000 shares of Danielson’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Abolt is employed by the Company and Danielson, and 50% vesting in accordance with the Company’s achievement of certain operating cash flow or other performance-based metrics of the Company as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Abolt’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Abolt is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 24 months if such termination occurs in the first two years of his employment contract, or (ii) 18 months if such termination occurs in the last three years of his employment contract. Upon termination other than for “cause,” Mr. Abolt shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of Danielson and/or the Company. The summary set forth above is qualified by reference to Mr. Abolt’s employment agreement, a copy of which is attached hereto as Exhibit 10.5 and incorporated by reference herein.

     Mr. Abolt has served as the Senior Vice President and Chief Financial Officer of the Company since June, 2004. Prior to joining the Company, Mr. Abolt served as chief financial officer of DIRECTV Latin America, a majority-owned subsidiary of Hughes Electronics Corporation. In this position, he had financial and operational responsibilities for the multi-

national DTG television and multimedia organization. From 1991 to 2001, Mr. Abolt was employed by Walt Disney Company in several executive finance positions.

Mr. Simpson’s Employment Agreement

     Mr. Simpson, 46, the Company’s Senior Vice President, General Counsel and Secretary, has also been named as Danielson’s Senior Vice President, General Counsel and Secretary. Mr. Simpson shall serve in each position until such time as his successor shall be duly elected and qualified, his removal, or his resignation, whichever is earlier. Other than the employment agreement and compensation matters described below, Mr. Simpson has not engaged in any reportable transactions with the Company or Danielson (or any of its subsidiaries) during Danielson’s last fiscal year, and he is not a party to any currently proposed transactions with the Company or Danielson. Mr. Simpson does not have any family relationship with any other executive officer or director of the Company or Danielson.

     The Company and Danielson entered into a five year employment agreement with Mr. Simpson, commencing October 5, 2004. Pursuant to his employment agreement, Mr. Simpson is entitled to a base salary of $240,180 per year and an annual target bonus of 45% of his base salary, depending upon the Company’s achievement of certain financial targets and other criteria approved by the Board of Directors of Danielson. Mr. Simpson is also entitled to receive a grant of 17,242 shares of restricted stock, valued at $125,000, and options to purchase 75,000 shares of Danielson’s common stock at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as Mr. Simpson is employed by the Company and Danielson, and 50% vesting in accordance with the Company’s achievement of certain operating cash flow or other performance-based metrics of the Company as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. Mr. Simpson’s employment is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in the employment agreement. In the event that Mr. Simpson is terminated for any reason other than for “cause,” he shall be entitled to payment of his average annual compensation, consisting of his then current annual base salary plus his average annual target bonus, for (i) 24 months if such termination occurs in the first two years of his employment contract, or (ii) 18 months if such termination occurs in the last three years of his employment contract. Upon termination other than for “cause,” Mr. Simpson shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of his termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of Danielson and/or the Company. The summary set forth above is qualified by reference to Mr. Simpson’s employment agreement, a copy of which is attached hereto as Exhibit 10.6 and incorporated by reference herein.

     Mr. Simpson has served as the Senior Vice President, General Counsel and Secretary of the Company since March, 2003. From June 2001 to March 2004, Mr. Simpson served as Vice President, Associate General Counsel and Assistant Secretary of the Company. Prior thereto he served as Senior Vice President, Associate General Counsel and Assistant Secretary of CEG. Mr. Simpson joined Covanta in 1992.

Employment Agreements of Messrs. Klett, Whitney and Myones

     Mr. Klett, 58, is currently the Company’s Senior Vice President, Domestic Operations, a position he has held since March 2003. Prior thereto he served as Executive Vice President of CEG, for more than five years. Mr. Klett joined the Company in 1986.

     Mr. Whitney, 46, is currently the Company’s Senior Vice President, Business Development and Construction, a position he has held since February 2004. Previously he served as Vice President, Business Development for CEG. Mr. Whitney joined the Company in 1987.

     Mr. Myones, 46, is currently the Company’s Senior Vice President, Business Management, a position he has held since January 2004. From September 2001 until January 2004, Mr. Myones served as Vice President, Waste-to-Energy Business Management for Covanta Projects, Inc., a Covanta subsidiary. Previously he served as Regional Vice President, Business Management. Mr. Myones joined the Company in 1989.

     Messrs. Klett, Whitney and Myones shall each continue to serve in their current positions until such time as their successor shall be duly elected and qualified, their removal, or their resignation, whichever is earlier. Other than the employment agreements and compensation matters described below, none of these officers have engaged in any reportable transactions with the Company or Danielson or any of its subsidiaries during Danielson’s last fiscal year, and none are a party to any currently proposed transactions with the Company or Danielson. Neither of Messrs. Klett, Whitney nor Myones have any family relationship with any other executive officer or director of the Company or Danielson.

     The Company entered into five year employment agreements with each of Messrs. Klett, Whitney and Myones, each commencing October 5, 2004. Pursuant to their employment agreements, Messrs. Klett, Whitney and Myones are entitled to base salaries of $276,340, $215,050, and $207,900, respectively, per year and an annual target bonus of 50%, 45%, and 45%, respectively, of their base salary, depending upon the Company’s achievement of certain financial targets and other criteria approved by the Board of Directors of Danielson. Messrs. Klett, Whitney and Myones are also entitled to receive a grant of restricted stock, valued at $140,000, $110,000, and $110,000, respectively, and options to purchase 75,000, 65,000, and 65,000 shares of Danielson’s common stock, respectively, at a price of $7.43 per share pursuant to the Danielson Holding Corporation Equity Award Plan for Employees and Officers. The restricted stock shall be eligible to vest in equal installments over three years, with 50% of such shares vesting in three equal annual installments commencing February 28, 2005, so long as the recipient is employed by the Company, and 50% vesting in accordance with the Company’s achievement of certain operating cash flow or other performance-based metrics of the Company as approved by the Board of Directors, commencing February 28, 2005. The options shall vest over three years in equal installments, commencing February 28, 2006. The employment of each of Messrs. Klett, Whitney and Myones is subject to non-compete, non-solicitation, and confidentiality provisions as set forth in each of their employment agreements. In the event that Messrs. Klett, Whitney, or Myones is terminated for any reason other than for “cause,” such officer shall be entitled to payment of their average annual compensation, consisting of their then current annual base salary plus their average annual target bonus, for (i) 24 months if such termination occurs in the first two years of his employment contract, or (ii) 18 months if such termination occurs in the last three years of their employment contract. Upon termination other than for “cause,” such officer shall forfeit all rights and interests to any unvested equity awards, except for those equity awards that would otherwise vest within three months of the date of their termination. The employment agreement also provides for the acceleration of the vesting of the equity awards in the event of a change in control of the Company. The summary set forth above is qualified by reference to the employment agreement of each of Messrs. Klett, Whitney and Myones, copies of which are attached hereto as Exhibit 10.7, 10.8, and 10.9, respectively, and each is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired – Not Applicable

(b)	Pro Forma Financial Information – Not Applicable

(c)	Exhibits

Exhibit No.	Exhibit
10.1	Danielson Holding Corporation Equity Award Plan for Employees and Officers.

10.2	Form of Danielson Holding Corporation Restricted Stock Award Agreement.

10.3	Form of Danielson Holding Corporation Stock Option Agreement.

10.4	Employment Agreement, dated October 5, 2004, by and between Anthony J. Orlando and Danielson Holding Corporation and Covanta Energy Corporation.

10.5	Employment Agreement, dated October 5, 2004, by and between Craig D. Abolt and Danielson Holding Corporation and Covanta Energy Corporation.

10.6	Employment Agreement, dated October 5, 2004, by and between Timothy J. Simpson and Danielson Holding Corporation and Covanta Energy Corporation.

10.7	Employment Agreement, dated October 5, 2004, by and between John Klett and Covanta Energy Corporation.

10.8	Employment Agreement, dated October 5, 2004, by and between Scott Whitney and Covanta Energy Corporation.

10.9	Employment Agreement, dated October 5, 2004, by and between Seth Myones and Covanta Energy Corporation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 7, 2004

COVANTA ENERGY CORPORATION
(Registrant)

By:	/s/ Anthony J. Orlando
Name:	Anthony J. Orlando,
Title:	President and Chief Executive Officer

COVANTA ENERGY CORPORATION

EXHIBIT INDEX

Exhibit No.	Exhibit
10.1	Danielson Holding Corporation Equity Award Plan for Employees and Officers.

10.2	Form of Danielson Holding Corporation Restricted Stock Award Agreement.

10.3	Form of Danielson Holding Corporation Stock Option Agreement.

10.4	Employment Agreement, dated October 5, 2004, by and between Anthony J. Orlando and Danielson Holding Corporation and Covanta Energy Corporation.

10.5	Employment Agreement, dated October 5, 2004, by and between Craig D. Abolt and Danielson Holding Corporation and Covanta Energy Corporation.

10.6	Employment Agreement, dated October 5, 2004, by and between Timothy J. Simpson and Danielson Holding Corporation and Covanta Energy Corporation.

10.7	Employment Agreement, dated October 5, 2004, by and between John Klett and Covanta Energy Corporation.

10.8	Employment Agreement, dated October 5, 2004, by and between Scott Whitney and Covanta Energy Corporation.

10.9	Employment Agreement, dated October 5, 2004, by and between Seth Myones and Covanta Energy Corporation.